March 7, 2013

United States Securities and Exchange Commission

Office of Insurance Products

Division of Investment Management

100 F. Street, NE

Washington, DC 20549-0506

RE:	Connecticut Mutual Variable Life Separate Account I
File No. 811-08514 CIK 0000922586, Series S000010845
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the above referenced separate account, a unit investment trust registered under the Act, mailed to its policy owners the 2012 annual reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The 2012 annual reports of the investment companies listed below are incorporated by reference.

Investment Company	CIK
Variable Insurance Products Fund	0000356494
Variable Insurance Products Fund V	0000823535
Oppenheimer Variable Account Funds	0000752737

Very truly yours,

/s/ JO-ANNE RANKIN

Jo-Anne Rankin Vice President Massachusetts Mutual Life Insurance Company